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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                              JOINT CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): MARCH 2, 1998



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                      BROOKE GROUP LTD.                                            BGLS INC.
        (Exact name of registrant as specified in its            (Exact name of registrant as specified in its
                           charter)                                                 charter)

                            1-5759                                                  33-93576
                   (Commission File Number)                                 (Commission File Number)

                          51-0255124                                               13-3593483
             (I.R.S. Employer Identification No.)                     (I.R.S. Employer Identification No.)

                           DELAWARE                                                 DELAWARE
        (State or other jurisdiction of incorporation            (State or other jurisdiction of incorporation
                       or organization)                                         or organization)

                    100 S.E. SECOND STREET                                   100 S.E. SECOND STREET
                     MIAMI, FLORIDA 33131                                     MIAMI, FLORIDA 33131
      (Address of principal executive offices including        (Address of principal executive offices including
                          Zip Code)                                                Zip Code)

                         305/579-8000                                             305/579-8000
        (Registrant's telephone number, including area           (Registrant's telephone number, including area
                            code)                                                    code)

                       (NOT APPLICABLE)                                         (NOT APPLICABLE)
               (Former name or former address,                          (Former name or former address,
                if changed since last report)                            if changed since last report)
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ITEM 5.           OTHER EVENTS.

                  On March 2, 1998, Brooke Group Ltd. (the "Company") and New Valley Corporation issued a press release, a copy of which is attached hereto as
Exhibit 99.1 and incorporated herein by reference.

                  On March 3, 1998, the Company issued a press release which related, among other things, to the execution by BGLS Inc. of a Standstill Agreement with AIF II, L.P. and an affiliated investment manager on behalf of a managed account, who are holders of BGLS' 15.75% Senior Secured Notes due 2001, and the issuance of warrants to purchase common stock of the Company to such holders. Copies of the press release dated March 3, 1998, the Standstill Agreement, the warrants and certain related agreements are attached hereto as Exhibits 10.1 through 10.10 and Exhibit 99.2 and incorporated herein by reference.


ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

         (c)      Exhibits.

                  The following Exhibits are provided in accordance with the provisions of Item 601 of Regulation S-K and are filed herewith unless otherwise noted.

                                  EXHIBIT INDEX

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10.1     Standstill Agreement, dated as of March 3, 1998, among BGLS and AIF II,
         L.P. ("AIF") and Artemis America Partnership ("AAP" and collectively, with AIF, the "Apollo Holders").

10.2 Warrant to purchase common stock of the Company, dated March 2, 1998, issued to AIF.

10.3 Warrant to purchase common stock of the Company, dated March 2, 1998, issued to AAP.

10.4 Warrant to purchase common stock of the Company, dated March 2, 1998, issued to AIF.

10.5 Warrant to purchase common stock of the Company, dated March 2, 1998, issued to AAP.

10.6 Registration Rights Agreement, dated as of March 2, 1998, among the Company and the Apollo Holders.
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10.7     Registration Rights Agreement, dated as of March 2, 1998, among the
         Company and the Apollo Holders.

10.8 Limited Recourse Guarantee Agreement, dated as of March 2, 1998, made by Brooke (Overseas) Ltd. ("BOL") for the benefit of the Apollo Holders.

10.9     Pledge Agreement, dated as of March 2, 1998, between BOL and AIF.

10.10    Pledge Agreement, dated as of March 2, 1998, between BOL and AAP.

99.1     Press Release of the Company and New Valley Corporation dated March 2,
         1998.

99.2     Press Release of the Company dated March 3, 1998.
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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                BROOKE GROUP LTD.


                                By: /s/ Joselynn D. Van Siclen
                                    ------------------------------------------
                                    Joselynn D. Van Siclen
                                    Vice President and Chief Financial Officer


                                BGLS INC.


                                By: /s/ Joselynn D. Van Siclen
                                    ------------------------------------------
                                    Joselynn D. Van Siclen
                                    Vice President and Chief Financial Officer

Date:  March 4, 1998

















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